SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934



Date of report (Date of earliest event reported): SEPTEMBER 26, 2003



                             USA TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)



PENNSYLVANIA                    33-70992                   23-269963
(State or other         (Commission File Number)       (I.R.S. Employer
jurisdiction of                                       Identification No.)
incorporation)



             100 DEERFIELD LANE, SUITE 140
                 MALVERN, PENNSYLVANIA                19355
         (Address of principal executive offices)   (Zip Code)



  Registrant's telephone number, including area code:   (610) 989-0340

Item 5.  Other Events.

         On September 26, 2003 USA Technologies completed a sale of 20,000,000 shares of Common Stock at a price of $.25 per share for an aggregate of $5,000,000. Of these shares, 18,000,000 were purchased by a large Boston-based institutional investor on behalf of its clients and the balance were purchased by several other investors. The offering was conducted by USA Technologies pursuant to the exemption from registration set forth in Rule 506 promulgated under the Securities Act of 1933, as amended ("Act"), and was sold only to accredited investors as defined in Rule 501 promulgated thereunder. The Common Stock has not been registered under the Act and may not be offered or sold absent registration or an applicable exemption from such registration requirements. USA Technologies has agreed to use its best efforts to register for resale under the Act all of the Common Stock sold in the offering.

         The summary description of the financing described above does not purport to be complete and is qualified in its entirety by reference to the form of Stock Purchase Agreement filed as an Exhibit hereto.

         The press release issued by USA Technologies on October 3, 2003 relating to the financing is filed herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

         (c)   Exhibits

         10.1  Form of Stock Purchase Agreement

         99.1  Press Release dated October 3, 2003 issued by USA Technologies

                                    SIGNATURE

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         USA TECHNOLOGIES, INC.

                         By: /s/George R. Jensen, Jr.
                             --------------------------
                             George R. Jensen, Jr.,
                             Chief Executive Officer

Date: October 3, 2003

                                  EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement ("Agreement") is made this ___ day of September 2003, by and between USA TECHNOLOGIES, INC., a Pennsylvania corporation ("USA" or "Company"), and the buyers identified on the signature pages hereto and detailed on the attached Schedule A (each, a "Buyer", collectively, the "Buyers").

                                   BACKGROUND

         As more fully set forth herein, the Buyers have agreed to purchase from the Company 20,000,000 shares of Common Stock of USA (the "Securities") for $.25 per share, for an aggregate of $5,000,000 ("Purchase Price").

                                    AGREEMENT

         NOW THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1. SUBSCRIPTION. The Buyers hereby purchase the Securities from the Company and the Company hereby sells and issues the Securities to the Buyers. In full payment for the Securities, the Buyers have delivered to USA, upon receipt of the Securities, a check payable to USA or wire transfer of immediately available funds in the amount, in the aggregate, of $5,000,000. USA has delivered to each Buyer a certificate representing the Buyer's interest as detailed on the attached Schedule A in the 20,000,000 shares of USA Common Stock duly registered in the name of each respective Buyer.

         No later than thirty days after the date hereof, USA shall at its cost and expense prepare and file a Registration Statement filed on Form S-3 ("Registration Statement") with the Securities and Exchange Commission ("SEC") registering all of the Securities for resale by the holder under the Securities Act of 1933, as amended ("33 Act"). In the event that Form S-3 is unavailable and/or inappropriate for such a registration, the Company shall use such other form as is available and appropriate for such a registration. The Registration Statement shall be prepared as a "shelf" Registration Statement under Rule 415. Thereafter, the Company will use its best efforts to have the Registration Statement declared effective by the SEC within ninety days from the date hereof.

The Company shall use its best efforts to have the Registration Statement maintained effective until the earlier of (i) one year from the effective date thereof, or (ii) the date that all of the Securities are resold pursuant to the Registration Statement or otherwise.

         In the event that the Registration Statement to be filed by the Company is not declared effective by the SEC within ninety days from the date hereof, then the Company will pay each Buyer as liquidated damages for such failure and not as a penalty three percent (3%) of the Purchase Price ("Liquidated Damages Amount"). Such payment of the liquidated damages shall be made to each Buyer in cash, within five (5) calendar days of demand; provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Securities pursuant to this Agreement.

         2. VERIFICATION OF STATUS AS "ACCREDITED INVESTOR". Each Buyer hereby represents to USA that it qualifies as an "accredited investor" as such term is defined in Rule 501 promulgated under the 33 Act, with total assets in excess of $5,000,000. Each Buyer hereby represents that it is not a corporation or partnership formed for the specific purpose of acquiring the Securities.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to the Buyers:

                  (a) Issuance of Securities. The issuance of the Securities has been duly authorized by USA, and the Securities are validly issued, fully paid and non-assessable.

                  (b) Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, with all requisite power, authority and licensing to own, operate and lease its properties and carry on its business as now being conducted.

                  (c) Authority. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to carry out the transactions contemplated hereby.

         4. REPRESENTATIONS BY BUYER. Each Buyer represents and warrants to the Company as follows:

                  (a) Each Buyer has received, read and understands the provisions of each of the following: (i) the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002; (ii) the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002; (iii) the Company's Quarterly Report on Form 10-QSB for the quarter ended December 31, 2002; (iv) the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003; (v)the Company's Registration Statement on Form SB-2 (File No. 333-101032) filed on November 6, 2002 with the SEC (as well as the first amendment thereto filed with the SEC on April 17, 2003 and the second amendment thereto filed with the SEC on August 5, 2003); (vi) the Company's Registration Statement on Form SB-2 (File No. 333-107800) filed on August 8, 2003 with the SEC; (vii) the definitive proxy statement of the Company filed with the SEC on June 11, 2003; and (viii) the Risk Factors section incorporated by reference herein in Section 4(f) hereof. Each Buyer understands that all of the foregoing together with this Agreement shall be referred to herein as "Offering Materials".

                  (b) Each Buyer has relied only upon the information presented and contained in the Offering Materials. Each Buyer has had the opportunity to ask of the person or persons acting on behalf of the Company any and all relevant questions in connection with any aspect of the Company including, but not limited to, the Securities offered by the Offering Materials and has received answers which it considers to be reasonably responsive to such questions. Each Buyer has had the opportunity to verify the accuracy of the information contained in the Offering Materials.

                  (c) Each Buyer understands that it is subscribing for the Securities without being furnished any literature or prospectus in connection with the offering of the Securities other than the Offering Materials, and that the offering of the Securities presented in the Offering Materials will not have been scrutinized by the securities administrator or similar bureau, agency, or department of the state of its residence.

                  (d) Each Buyer understands (i) that the Securities have not been registered under the 33 Act or registered or qualified under the securities laws of the state of domicile of such Buyer; (ii) that except as otherwise provided herein, such Buyer has no right to require such registration or qualification; and (iii) that therefore such Buyer must bear the economic risk of the investment for an indefinite period of time because the Securities may not be sold unless so registered or qualified or unless an exemption from such registration and qualification is available.

         Although the Company has agreed to use its best efforts to register for resale the Securities with the SEC, and to use its best efforts to keep such registration statement current and effective, there can be no assurance that such efforts will be successful. In any such event, the Securities would not be registered for resale under the 33 Act, and could only be sold by the holder in reliance upon exemptions from registration under the 33 Act.

                  (e) Subject to being resold pursuant to an effective registration statement, the Securities are being purchased for each Buyer's own account for investment purposes only and not for the interest of any other person and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. Although the Common Stock of USA is currently traded on the OTC Bulletin Board under the symbol USTT, each Buyer also understands that there may not be any established public trading market for the sale of the Securities.

                  (f) Each Buyer recognizes that the purchase of the Securities involves a high degree of risk including those special risks set forth under the caption "Risk Factors" and "Forward Looking Statements" in the Form SB-2 Registration Statement of the Company (File No. 333-107800) filed with the SEC on August 8, 2003, all of which are incorporated herein by reference.

                  (g) Subject to the registration rights set forth above, each Buyer understands that its right to transfer the Securities will be restricted as set forth on the stock certificates. Such restrictions include provisions against transfer unless such transfer is not in violation of the 33 Act, or applicable state securities laws (including investor suitability standards). Each Buyer is familiar with Regulation M promulgated under the 33 Act and agrees to comply with its obligations thereunder.

                  (h) All information which the Buyers have provided to the Company including, but not limited to, its tax identification number, its financial position, and status as an accredited investor, and its knowledge of financial and business matters is true, correct and complete as of the date of execution of this Agreement. Each Buyer understands that USA will rely in a material degree upon the representations contained herein.

                  (i) Each Buyer maintains a principal place of business at the address shown on the attached schedule A of this Agreement, at which address each Buyer has subscribed for the Securities.

                  (j) Each Buyer understands that legends may be placed on any certificate representing the Securities substantially to the following effect:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES STATUTES AND REGULATIONS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES STATUTES AND REGULATIONS, UNLESS, IN THE OPINION (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION) OF COUNSEL SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED.

                  (k) The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby has been duly authorized by each Buyer.

         5. SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS, AGREEMENTS AND REMEDIES. Except as specifically provided otherwise herein, all representations, warranties, covenants, agreements and remedies of the parties hereto, shall survive the date hereof.

         6. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement between the parties hereto with respect to the transactions contemplated herein, supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there have been no warranties, representations or promises, written or oral, made by any of the parties hereto except as herein expressly set forth herein.

         7. BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, as well as their respective heirs, personal representatives, successors and assigns but no party may assign its obligations hereunder.

         8. PENNSYLVANIA LAW CONTROLS. This Agreement shall be construed in accordance with and shall be governed by the laws of the Commonwealth of Pennsylvania without regard to its conflicts of law rules.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement the date first above written.


                                     BUYER:



Witness:_________________            __________________________


                                     Address:



                                                     USA TECHNOLOGIES, INC.

                                                     By:
                                                        -----------------------
                                                        George R. Jensen, Jr.,
                                                        Chief Executive Officer